UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2012

THE PMI GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13664	94-3199675
(Commission File Number)	(IRS Employer Identification No.)

PMI Plaza, 3003 Oak Road, Walnut Creek, California	94597-2098
(Address of Principal Executive Offices)	(Zip Code)

(925) 658-7878

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed on July 19, 2012, Donald P. Lofe, Jr. had informed The PMI Group, Inc. (“TPG”) that he had accepted an offer of employment with a San Francisco, California-based company and of his intention to resign as Executive Vice President, Chief Financial Officer and Chief Administrative Officer of TPG upon the completion of an appropriate transition period. The effective date of his resignation from TPG will be September 3, 2012. Effective September 4, 2012, he will begin his new position as the Chief Financial Officer of a San Francisco, California-based company that provides fully automated and customized weather insurance products to the agricultural industry.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2012	The PMI Group, Inc.

	By:	/s/ L. Stephen Smith
L. Stephen Smith
Chief Executive Officer